Grants and other liabilities	3 Months Ended
Mar. 31, 2021
Grants and other liabilities [Abstract]
Grants and other liabilities
Note 16. - Grants and other liabilities

	Balance as of March 31,	Balance as of December 31,
	2021	2020
	($ in thousands)
Grants	1,013,954	1,028,765
Other Liabilities	185,731	201,002
Grants and other non-current liabilities	1,199,685	1,229,767

As of March 31, 2021, the amount recorded in Grants primarily corresponds to the ITC Grant awarded by the U.S. Department of the Treasury to Solana and Mojave for a total amount of $666 million ($674 million as of December 31, 2020). The amount recorded in Grants as a liability is progressively recorded as other income over the useful life of the asset.

The remaining balance of the “Grants” account corresponds to loans with interest rates below market rates for Solana and Mojave for a total amount of $346 million ($352 million as of December 31, 2020). Loans with the Federal Financing Bank guaranteed by the Department of Energy for these projects bear interest at a rate below market rates for these types of projects and terms. The difference between proceeds received from these loans and its fair value, is initially recorded as “Grants” in the consolidated statement of financial position, and subsequently recorded progressively in “Other operating income”.

Total amount of income for these two types of grants for Solana and Mojave is $14.7 million and $14.8 million for the three-month periods ended March 31, 2021 and 2020, respectively (Note 20).

Other liabilities primarily include $49 million of non-current finance lease liabilities and $88 million of dismantling provision as of March 31, 2021 ($52 million and $88 million as of December 2020, respectively).